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                                                                 EXHIBIT 10.3



                        ESOP LOAN AND SECURITY AGREEMENT


American National Bank and Trust Company of Chicago
120 South LaSalle Street
Chicago, Illinois  60603


Ladies and Gentlemen:

     The undersigned, Dennis D. Wilson and James A. Jalovec, not individually but solely as trustees under that certain AASCHE TRANSPORTATION SERVICES, INC. EMPLOYEES' STOCK OWNERSHIP TRUST (the "Borrower"), apply to you (the "Bank") for your commitment, subject to all of the terms and conditions hereof and on the basis of the representations and warranties hereafter set forth, to make a term loan available to the Borrower as hereinafter set forth.

                                  SECTION 1

                                THE TERM LOAN

     SECTION 1.1 AMOUNT AND TERMS. By its acceptance hereof the Bank agrees, subject to all of the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, to make a term loan (the "Loan") of up to ONE HUNDRED NINETY-ONE THOUSAND SIX HUNDRED NINETY AND 47/100 DOLLARS ($191,690.47) to the Borrower, the proceeds of such Loan to be used by the Borrower solely to repay existing indebtedness of the Borrower resulting from loan facilities provided to the Borrower by LaSalle National Bank. There shall be only one borrowing under the Loan and any portion of the Loan amount noted above not requested by the Borrower on the occasion of such borrowing shall thereupon automatically expire.

     SECTION 1.2 THE NOTE. The Loan made pursuant to Section 1.1 hereof shall be made against and evidenced by a promissory note of the Borrower in the form (with appropriate insertions) attached hereto as Exhibit A (the "Note"), such Note shall be dated the date of issuance thereof, be payable to the order of the Bank in the face principal amount of ONE HUNDRED NINETY-ONE THOUSAND SIX HUNDRED NINETY AND 47/100 DOLLARS ($191,690.47) and be expressed to mature on April 30, 2000, the final maturity thereof. The principal amount of the Loan from time to time remaining unpaid hereon shall bear interest as provided in
Section 2 hereof.

     Without regard to the principal amount of the Note stated on its face, the actual principal amount at any time outstanding and owing by the Borrower on account of the Note shall be the amount of the Loan disbursed under Section 1.1 hereof less all payments of principal actually




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received by the Bank.  The Bank shall record on its books and records or, at its option, on a schedule to the Note the amount of the Loan disbursed by the Bank under Section 1.1 hereof, any repayments of principal thereof and the principal balance from time to time outstanding, provided that prior to any transfer of the Note all such amounts shall be recorded on a schedule to the Note. The Borrower agrees that the record thereof, whether shown on such books and records or on a schedule to the Note, shall be prima facie evidence in any action or proceeding instituted to collect or enforce collection of the Note of the principal amount remaining unpaid thereon; provided, however, that the failure of the Bank to record any of the foregoing shall not limit or otherwise affect the obligation of the Borrower to repay the principal amount of the Loan together with accrued interest thereon.

                                   SECTION 2

                                    INTEREST

     SECTION 2.1 INTEREST RATE. The principal amount of the Loan from time to time remaining unpaid shall bear interest (which the Borrower hereby promises to pay) prior to maturity (whether by lapse of time, acceleration or otherwise) at a rate per annum equal at all times to the Prime Rate as from time to time in effect and any principal amount of the Loan from time to time remaining unpaid after its maturity (whether by lapse of time, acceleration or otherwise) shall bear interest (which the Borrower hereby promises to pay), whether before or after judgment, until paid in full at a rate per annum determined by adding 3% to the interest rate which would otherwise be applicable thereto from time to time. Any change in the interest rate on the Note resulting from a change in the Prime Rate shall be effective on the date of the relevant change in the Prime Rate.

     SECTION 2.2 BASIS AND PAYMENT DATES. All interest accruing on the principal amount of the Loan prior to maturity shall be due and payable monthly on the fifteenth day of each and every month (commencing July 15, 1998) and at maturity (unless prepaid in whole prior to such date, then on the date of such prepayment in whole). Interest accruing on any principal amount of the Loan from time to time remaining unpaid after its maturity shall be due and payable upon demand. All interest on the Loan shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

                                   SECTION 3

                                   COLLATERAL

     SECTION 3.1 GRANT OF SECURITY INTEREST-PLEDGED SHARES. The Borrower hereby grants to the Bank a continuing security interest in Thirty-four Thousand Six Hundred Forty-seven (34,647) shares of the issued and outstanding common stock of Aasche Transportation Services, Inc., a Delaware corporation (the "Parent Company") which are owned by the Borrower (the "Pledged Shares") together with all rights and remedies incident thereto and all dividends, distributions and income at any time receivable in respect thereof (whether in cash or additional shares or other property) and all other rights and remedies incident thereto and all proceeds thereof (the Pledged Shares and all such other dividends, distributions, income and proceeds


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being hereinafter referred to collectively as the "Collateral").  The security interest herein granted and provided for is made and given to secure and shall secure the prompt payment of principal of and interest on the Note as and when the same becomes due and payable and the payment, observance and performance of any and all obligations and liabilities arising under or provided for in this Agreement or the Note or any of them, in each instance as the same may be amended, modified or restated from time to time, and whether now existing or hereafter arising.

     SECTION 3.2 FURTHER ASSURANCES. Upon the request of the Bank, the Borrower shall deliver, or cause to be delivered, the Pledged Shares, it being agreed that the Bank is not requiring the delivery of the Pledged Shares as of the date of this Agreement. The Borrower covenants and agrees that it will at any time and from time to time as requested by the Bank execute and deliver such further instruments and do and perform such other acts as the Bank may deem necessary or desirable to provide for or perfect or protect the lien and security interest of the Bank in the Collateral hereunder.

     SECTION 3.3 VOTING. The Bank shall have the right at any time and from time to time to transfer the Collateral or any part thereof into its name or into the name of its nominee. The Bank shall not be entitled to vote the Pledged Shares unless and until an Event of Default has occurred.

     SECTION 3.4 DIVIDENDS AND DISTRIBUTIONS. Unless and until a Default or Event of Default shall have occurred hereunder, all cash dividends on the Pledged Shares (other than dividends issued in connection with the complete or partial liquidation of the Parent Company) shall be paid to and may be retained by the Borrower and any and all other dividends, payments or other distributions (including cash liquidating dividends, stock dividends, shares resulting from any split-up or other reclassification, dividends in kind and shares issued pursuant to reorganization or merger involving the Parent Company) which shall be paid or distributed upon or in respect of the Pledged Shares, shall, upon the request of the Bank, be paid and/or delivered to the Bank and held by the Bank as additional collateral security hereunder and, if received by the Borrower, shall forthwith upon their receipt, upon the request of the Bank, be delivered to the Bank. The Borrower agrees that it will from time to time deliver to the Bank appropriate stock powers duly executed in blank with all signatures guaranteed and otherwise in transferable form covering any and all certificates evidencing any additional shares resulting from any stock dividend on or split-up of the Pledged Shares or issued in respect of the Pledged Shares in connection with a reorganization or merger involving the Parent Company.

     SECTION 3.5 PARTIAL RELEASES. The Bank agrees, provided always that no Default or Event of Default shall have occurred and be continuing, as promptly as is practicable after the last day of each calendar month and upon the written request of the Borrower, to release that number of Pledged Shares then being held by the Bank to secure the Loan and the other obligations secured hereunder which is equal to the number of such Pledged Shares held as of the last day of such month multiplied by a fraction, the numerator of which is the aggregate amount of all principal payments made on the Loan during such month and the denominator of which is the sum of the numerator plus the unpaid principal balance of the Loan as of the last day of such month.


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     SECTION 3.6 GUARANTY.  The Note and the other obligations hereunder shall be guaranteed by the Parent Company, Asche Transfer, Inc., an Illinois corporation, and AG Carriers, Inc., a Florida corporation (collectively, the "Guarantors"), pursuant to a Continuing Unconditional Guaranty dated of even date herewith in form and substance satisfactory to the Bank (the "Guaranty"), and the Guarantors' obligations thereunder shall at all times be secured by that certain Loan and Security Agreement dated as of the date of this Loan and Security Agreement, by and among the Guarantors and the Bank, as amended (the "Guarantor Security Agreement").

                                   SECTION 4

                            PAYMENTS AND APPLICATION

     SECTION 4.1 PLACE AND APPLICATION. All payments of principal and interest and all other amounts payable hereunder shall be made to the Bank at the principal office of the Bank at 33 North LaSalle Street, Chicago, Illinois (or at such other place for the account of the Bank as the Bank may from time to time specify in writing to the Borrower) on the date any such payment is due and payable. All such payments shall be made in lawful money of the United States of America, in immediately available funds at the place of payment. Payments received by the Bank after 11:00 a.m. (Chicago time) shall be deemed received as of the opening of business on the next Business Day. All such payments shall be made without set-off or counterclaim and without reduction for, and free from, any and all present and future taxes, levies, imposts, duties, fees, charges, deductions, withholdings, restrictions or conditions of any nature imposed by any government or any political subdivision or taxing authority thereof.

     SECTION 4.2 PREPAYMENTS. The Borrower shall have the privilege of prepaying, in whole or in part, the Loan at any time upon giving three (3) Business Days' prior notice to the Bank, each such prepayment to be made by the payment of the principal amount to be prepaid and accrued interest thereon to the date fixed for prepayment. All such prepayments shall be made without premium or penalty. No amount prepaid may be reborrowed and partial prepayments shall be applied to the several installments of the note in the inverse order of maturity.

                                   SECTION 5

                         REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to the Bank as follows:

     SECTION 5.1 The Aasche Transportation Services, Inc. Employees' Stock Ownership Trust (the "Trust") is a duly organized, validly existing employee stock ownership trust exempt from tax under Section 501(a) of the Code. The Borrower has submitted to the Bank a true and correct copy of The Restated Aasche Transportation Services, Inc. Employees' Stock Ownership Trust dated effective as of September 22, 1994 between the Parent Company and the Borrower and all amendments thereto (the "Trust Agreement") and of The Amended and Restated Aasche Transportation Services, Inc. Employees' Stock Ownership Plan and all amendments thereto (the


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"Plan").  The Borrower has submitted to the Bank a true and correct copy of the most recent determination letter from the Internal Revenue Service to the effect that the Plan and the Trust, taken together, qualify as an employee stock ownership plan for purposes of Section 4975(e)(7) of the Code. The Plan is qualified under Section 401(a) of the Code. The Plan and the Trust, taken together, constitute a valid employee stock ownership plan for purposes of
Section 4975(e)(7) of the Code and is entitled to all the benefits afforded to employee stock ownership plans thereunder. The Plan and the Trust are in compliance in all material respects with ERISA and the Code, and the Borrower has received no notice to the contrary. The Plan has, at all times during its existence, been administered in compliance with applicable law and with the terms of the Plan.

     SECTION 5.2 Concurrently herewith the Borrower shall apply the proceeds of the Loan in their entirety to the repayment of loan obligations of the Borrower to LaSalle National Bank (which loan was obtained by the Borrower to refinance a loan which, in turn, funded the Borrower's purchase of the Pledged Shares). The Pledged Shares purchased with the proceeds of the funds borrowed from LaSalle National Bank were acquired for no more than adequate consideration within the meaning of Section 3(18) of ERISA and in accordance with the other requirements of Section 408(e) of ERISA. The acquisition of the Pledged Shares did not, and consummation of the transactions provided for in this Agreement and performance and observance by the Borrower with the provisions hereof and of the Note shall not, constitute a prohibited transaction for purposes of
Section 406 of ERISA or Section 4975 of the Code. The Pledged Shares are qualifying employer securities for purposed of ERISA and the Code.

     SECTION 5.3 The Borrower has full right, power and authority to enter into this Agreement, to make the borrowings hereunder provided for, to issue its
Note in evidence thereof, to grant to the Bank the security interest described herein, and to perform each and all of the matters and things herein and therein provided for. This Agreement and the Note do not, nor will the performance or observance by the Borrower of any of the matters or things herein or therein provided for, contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon the Borrower, the Plan or the Trust or any provision of the Plan or the Trust Agreement or any other covenant, indenture or agreement of or affecting the Borrower or any of its assets. The Pledged Shares have been validly issued and, upon acquiring the Pledged Shares with the proceeds of the Loan, the Pledged Shares will be fully paid and non-assessable owned by the Borrower free and clear of all liens, charges, encumbrances and restrictions whatsoever, except for the security interest of the Bank provided for herein. There are no outstanding options or rights of any person, firm, corporation or other entity to purchase, or of the Borrower to sell, any of the Pledged Shares.

     SECTION 5.4 There is no litigation or governmental proceeding pending, nor to the knowledge of the Borrower threatened, against the Borrower or any of its assets.

     SECTION 5.5 The Borrower has no material liabilities, whether absolute or contingent, except for those heretofore disclosed to the Bank.

                                   SECTION 6



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                            CONDITIONS PRECEDENT

      The obligation of the Bank to make the Loan shall be subject to satisfaction of the following conditions precedent:

           a. the Bank shall have received a certified copy of the Plan and Trust Agreement and all amendments thereto, and the same shall be satisfactory to the Bank;

           b. the Bank shall have received executed originals of this Agreement and the Note duly signed and properly completed;

           c. the Bank shall have received the Guaranty and the Guarantor Security Agreement properly executed and delivered by the Guarantors, together with all financing statements required by the Bank in connection therewith;

           d. the Bank shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Agreement, the Note, the Guaranty and the Guarantor Security Agreement to the extent the Bank or its counsel may reasonably request;

           e. legal matters incident to this Agreement, the Note, the Guaranty and the Guarantor Security Agreement and to the transactions contemplated hereby shall be acceptable to the Bank and its counsel; and the Bank shall have received the favorable written opinion of counsel for the Borrower and for the Guarantors, in form and substance satisfactory to the Bank and its counsel;

           f. the Bank shall have received for each Guarantor a good standing certificate (dated as of the date no earlier than 30 days prior to the date hereof) from the office of the Secretary of State of the state of its corporation and each state in which it is qualified to do business as a foreign corporation;

           g. each and all of the representations and warranties contained in
      Section 5 hereof and in the Guarantor Security Agreement shall be and remain true and correct as of the date of the making of the Loan;

           h. the Borrower and the Guarantors shall be in full compliance with all of the terms and conditions hereof, the Note, the Guaranty and the Guarantor Security Agreement, and no Default or Event of Default shall have occurred or be continuing; and

           i. the Bank shall have received such valuations and certifications as it may require in order to satisfy itself as to the value of the Pledged Shares, the financial condition of the Borrower and the Guarantors, and the lack of material contingent liabilities of the Borrower and the Guarantors.

                                   SECTION 7

                                   COVENANTS


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     The Borrower covenants and agrees that so long as any amount remains unpaid on the Note or the Commitment is outstanding, except to the extent compliance in any case or cases is waived in writing by the Bank:

     SECTION 7.1 COMPLIANCE. The Plan's status as a qualified employee stock ownership plan under the Code will continuously be maintained. The Borrower will comply in all material respects with all requirements of the Code, ERISA and any other law, rule or regulation applicable to it.

     SECTION 7.2 AMENDMENTS OF THE PLAN AND THE TRUST AGREEMENT. Except as may be required under the Code for purposes of maintaining the Plan's status as a qualified employee stock ownership plan, the Plan and the Trust Agreement will not be amended in any respect which under any circumstances adversely affects the rights of the Bank hereunder or under the Note. The Borrower shall give the Bank prior notice of any proposed amendment to the Plan or the Trust Agreement (and will furnish copies of such proposed amendment to the Bank concurrently with such notice), and shall deliver to the Bank certified copies of any such amendment within 10 days of the adoption thereof.

     SECTION 7.3 FINANCIAL REPORTS. The Borrower will maintain a system of accounting for the Plan and the Trust in accord with sound accounting practice and will furnish to the Bank and its duly authorized representatives such information and data with respect to the financial condition of the Plan and the Trust as the Bank may reasonably request; and without any request, will furnish to the Bank:

           a. as soon as available, but in any event within 120 days after the close of each annual accounting period of the Plan and the Trust, a statement of assets available for plan benefits and a statement of changes in assets available for plan benefits, all as certified as true and correct by the Borrower; and

           b. promptly after knowledge thereof shall have come to the attention of the Borrower, written notice of the occurrence of any Default or Event of Default hereunder or of any threatened or pending litigation or governmental proceeding against the Borrower or the Plan or the Trust or against the assets of the Trust.

     SECTION 7.4 INDEBTEDNESS. The Borrower will not issue, incur, assume, create or have outstanding any indebtedness for borrowed money (including as such any indebtedness representing the deferred purchase price of property, and any indebtedness, whether or not assumed, secured by liens on property acquired by the Borrower at the time of the acquisition thereof); provided, however, that the foregoing provisions shall not restrict nor operate to prevent (i) the indebtedness of the Borrower on the Note, (ii) other indebtedness of the Borrower to the Bank, and (iii) obligations of the Borrower to participants in the Plan created pursuant to the Plan as now in effect, or as hereinafter amended in accordance with Section 7.2 hereof.

     SECTION 7.5 LIENS. The Borrower will not pledge, mortgage or otherwise encumber, or subject to or permit to exist upon or be subjected to any lien, security interest or charge upon, any


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assets or property of any kind or character at any time owned by the Trust or the Borrower as trustees; provided, however, that nothing contained in this
Section 7.5 shall operate to prevent (i) the lien and security interest created for the benefit of the Bank hereby and (ii) any other liens in favor of the Bank.

     SECTION 7.6 GUARANTIES. The Borrower will not be or become, nor will it permit the Trust assets to be or become, liable as endorser, guarantor, surety or otherwise for any debt, obligation or undertaking of any other person, firm, corporation or entity or otherwise agree to provide funds for payment of the obligations of another, or supply funds thereto or invest therein or otherwise assure a creditor of another against loss, or subordinate any claim or demand it may have to the claim or demand of any other person, firm, corporation or entity.

     SECTION 7.7 DETERMINATION LETTERS. The Borrower shall obtain and furnish to the Bank, as soon as available and in any event within ninety (90) calendar days after the date of this Agreement a copy of favorable determination letter received from the Internal Revenue Service on account of the Plan and the Trust, confirming that the Plan and the Trust, taken together, qualify as an employee stock ownership plan for purposes of Section 4975(e)(7) of the Code. The Borrower shall also furnish to the Bank, as soon as available and in any event within ten (10) days after receipt thereof, a copy of each determination letter or other communications from the Internal Revenue Service concerning the qualification of the Plan and the Trust, taken together, as an employee stock ownership plan for purposes of the Code.

                                   SECTION 8

                         EVENTS OF DEFAULT AND REMEDIES

     SECTION 8.1 Any one or more of the following shall constitute an "Event of Default" hereunder:

           a. default in the payment when due of any part of the principal of or interest on the Note or of any other amounts payable under this Agreement;

           b. the Borrower shall default in the observance or performance by it of any other provision hereof or in any other instrument or document securing the Note or setting forth terms and conditions applicable to any of the indebtedness evidenced thereby and such default shall continue unremedied for a period of thirty (30) days after notice to the Borrower by the Bank or any other holder of the Note;

           c. any representation, warranty or statement made by the Borrower herein or in connection with the making of the Loan proves to be incorrect in any material respect as of the date of the issuance or making thereof or (with respect to the representations contained in Sections 5.1 and 5.2 above) as of any subsequent date during the term of this Agreement;

           d. default shall occur under any evidence of indebtedness issued, assumed or guaranteed by the Borrower or any Guarantor or under any indenture, agreement or other


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instrument under which the same may be issued, and such default shall continue for a period of time sufficient to permit the acceleration of the maturity of any such indebtedness, or any such indebtedness shall not be paid when due (whether by lapse of time, acceleration or otherwise);

           e. any judgment or judgments, writ or writs, or warrant or warrants of attachment, or any similar process or processes in an aggregate amount in excess of $100,000 shall be entered or filed against the Borrower or any Guarantor or against any of their respective properties or assets and which remains unvacated, unbonded, unstayed or unsatisfied for a period of thirty (30) days;

           f. any indebtedness, obligation or liability of any Guarantor at any time owing to the Bank shall not be paid when due (whether by demand, lapse of time, acceleration, or otherwise), or any event occurs or condition exists which is specified as an event of default under the Guarantor Security Agreement, or any Guarantor shall purport to terminate, repudiate, revoke or disavow its Guaranty or the Guarantor Security Agreement or any of its obligations thereunder, or the Guaranty or the Guarantor Security Agreement (or any part thereof) shall for any reason not be or shall cease to be in full force and effect or is declared to be null and void;

           g. dissolution or termination of the existence of any Guarantor or the Borrower;

           h. the Borrower or any Guarantor shall (i) have entered involuntarily against it an order for relief under the United States Bankruptcy Code, as amended, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its property, (v) institute any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, or (vi) fail to contest in good faith any appointment, proceeding described in Section 8.1(i) hereof; or

           i. a custodian, receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any Guarantor or any substantial part of any of their properties or assets, or a proceeding described in Section 8.1(j)(v) shall be instituted against the Borrower or such Guarantor, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of thirty (30) days.

     SECTION 8.2 When any Event of Default described in clauses (a) through
(g), both inclusive, of Section 8.1 has occurred and is continuing, the Bank or the holder of the Note may, by notice to the Borrower, declare the principal of and the accrued interest on the Note to be forthwith due and payable and thereupon the Note, including both principal and interest and all other sums payable under this Agreement, shall be and become due and payable without further demand, presentment, protest or notice of any kind.

     SECTION 8.3 When any Event of Default described in clauses (h) or (i) of
Section 8.1 hereof has occurred and is continuing, then the entire principal balance of the Note and all interest thereon and all other amounts payable under this Agreement shall immediately become due and payable without presentment, demand, protest or notice of any kind.

     SECTION 8.4 When any Event of Default has occurred and is continuing, the Bank may, in addition to such other rights or remedies as it may have, then or at any time or times thereafter exercise with respect to the Collateral any and all of the rights, options and remedies of a secured party under the Uniform Commercial Code of Illinois (the "UCC") including, without limitation, the sale of all or any part of the Collateral at any brokers' board or any public or private sale, provided that prior to such exercise the Bank shall release from the Collateral so much thereof as it would have been required to release under
Section 3.5 hereof if no Event of Default had occurred. The net proceeds of any such sale, after deducting all costs and expenses incurred in the collection, protection, sale and delivery of the Collateral (which expenses Borrower hereby promises to pay) shall be applied first to the payment of any costs and expenses incurred by the Bank in selling or otherwise disposing of the Collateral, second, to the payment of the principal of and the interest on the Note, and, third, ratably as among any other items of the indebtedness hereby secured. Any surplus remaining after the full payment and satisfaction of the foregoing shall be returned to the Borrower or to whomsoever the Bank reasonably determines to be entitled thereto. Any requirement of said UCC as to reasonable notice shall be met by the Bank personally delivering or mailing notice (by certified or registered mail - return receipt requested) to the Borrower at its address as provided in Section 10.7 hereof at least ten (10) days prior to the event giving rise to the requirement of such notice. In connection with any offer, solicitation or sale of the Collateral, the Bank may restrict bidders and otherwise proceed in whatever manner it reasonably believes appropriate in order to comply or assure compliance with applicable legal requirements pertaining to the offer and sale of securities of the same type as the Collateral (the Borrower agreeing that such restrictions may include restrictions appropriate to assure that the offering and sale of the Collateral does not require registration under applicable state and federal laws and regulations and that Bank shall not be required to conduct a public offering of the Collateral) and to the change of control of corporations such as the Parent Company, and the Borrower acknowledges and agrees that the foregoing shall not affect the commercial reasonableness of any sale of the Collateral.

                                   SECTION 9

                                  DEFINITIONS

     "BUSINESS DAY" means any day on which the Bank is generally open for business in Chicago, Illinois other than a Saturday or Sunday.

     "CODE" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.


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



     "PRIME RATE" means for any day the rate of interest per annum announced from time to time by the Bank as its prime announced or basic rate of interest, which the Borrower expressly acknowledges is not intended to be an expression of a set rate of interest upon which credit is available to commercial borrowers or the public but is merely a reference rate used by the Bank; it being understood and agreed that such rate may not be the Bank's lowest or most favorable rate of interest. A certificate of the Bank as to its Prime Rate in effect on any day shall be conclusive (in the absence of manifest error) for purposes hereof, as to the Prime Rate in effect on such day.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

     "EVENT OF DEFAULT" means any event or condition specified as such in
Section 8.1 hereof and the term "Default" means any event or condition the occurrence of which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default.

     Capitalized terms defined elsewhere in this Agreement shall have the meanings as defined in all provisions hereof.

                                   SECTION 10

                                 MISCELLANEOUS

     SECTION 10.1 HOLIDAYS. If any payment of principal or interest on the Note shall fall due on a day which is not a Business Day, principal together with interest at the rate the Note bears for the period prior to maturity shall continue to accrue from the stated due date thereof to and including the next succeeding Business Day, on which the same is payable.

     SECTION 10.2 NO WAIVER, CUMULATIVE REMEDIES. No delay or failure on the part of the Bank or on the part of the holder of the Note in the exercise of any power or right shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The rights and remedies hereunder of the Bank and of the holder of the Note are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.

     SECTION 10.3 AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of this Agreement or of the Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such consent, modification or waiver shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

     SECTION 10.4 COSTS AND EXPENSES. The Borrower agrees to pay on demand the costs and expenses of the Bank in connection with the negotiation, preparation, execution and delivery of this Agreement, the Note, the Guaranty, the Guarantor Security Agreement and the other instruments and documents to be delivered hereunder or thereunder and in connection with the transactions contemplated hereby or thereby and in connection with any consents hereunder or waivers or amendments hereto or thereto, including the fees and expenses of counsel to the Bank, with respect to all of the foregoing (whether or not the transactions contemplated hereby are consummated), and all costs and expenses (including attorneys' fees), if any, incurred by the Bank or any other holder of the Note in connection with the enforcement of this Agreement, the Note or the Guaranty or any other instrument or document to be delivered hereunder and in connection with any action, suit or proceeding brought against the Bank by any person which in any way arises out of the transactions contemplated or financed hereby or out of any action or inaction by the Bank hereunder or thereunder except for such thereof arising solely from the Bank's gross negligence or willful misconduct.

     SECTION 10.5 DOCUMENTARY TAXES. The Borrower agrees to pay on demand any documentary, stamp or similar taxes payable in respect of this Agreement or the Note, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.

     SECTION 10.6 SURVIVAL OF REPRESENTATIONS. All representations and warranties made herein or in certificates given in connection with the Loan shall survive the execution and delivery of this Agreement and of the Note, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder.

     SECTION 10.7 NOTICES. Except as otherwise specified herein, all notices hereunder shall be in writing (including cable, telecopy or telex) and shall be given to the relevant party at its address, telecopier number or telex number set forth below, or such other address, telecopier number or telex number as such party may hereafter specify by notice to the other given by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices hereunder shall be addressed:

     to the Borrower:  James A. Jalovec, Trustee
                       Dennis D. Wilson, Trustee
                       Aasche Transportation Services, Inc.
                       Employee Stock Ownership Trust
                       c/o Aasche Transportation Services, Inc.
                       10214 North Mount Vernon Road
                       Shannon, Illinois 61078
                       800/775-3034 Telephone
                       815/864-2646 Telecopy

     to the Bank:      American National Bank and Trust Company of Chicago
                       Rockford Division

                       6323 Riverside Boulevard
                       Rockford, Illinois  61114
                       Attention: Steven B. Towne
                       815/282-7911 Telephone
                       815/282-7925 Telecopy


Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section 10.7 and a confirmation of such telecopy has been received by the sender, (ii) if given by telex, when such telex is transmitted to the telex number specified in this Section 10.7 and the answer back is received by sender, (iii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section 10.7.

     SECTION 10.8 HEADINGS. Section headings used in this Agreement are for convenience of reference only and are not a part of this Agreement for any other purpose.

     SECTION 10.9 SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 10.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 10.11 BINDING NATURE, GOVERNING LAW, ETC. This Agreement shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Bank and the benefit of its successors and assigns, including any subsequent holder of the Note. This Agreement and the rights and duties of the parties hereto shall be construed and determined in accordance with the laws of the State of Illinois without regard to principles of conflicts of laws. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby.

     SECTION 10.12 CONCERNING THE BORROWER. The term "Borrower" as used herein shall mean and include the undersigned as trustees of the Trust and their successors in trust not individually but solely as Trustees under that certain Aasche Transportation Services, Inc. Employees' Stock Ownership Trust dated effective as of September 22, 1994, between the undersigned and the Parent Company, and this Agreement shall be binding upon the undersigned and their successors and assigns and upon the trust estate. Subject to Section 10.13 hereof, the undersigned assume no personal liability or responsibility for payment of the indebtedness evidenced by the Note or for observance or performance of the covenants and agreements herein contained or for the truthfulness of the representations and warranties herein contained, the undersigned having executed this Agreement and the Note solely in their capacity as trustees as aforesaid to bind the undersigned, their successors in trust and the trust estate.

     SECTION 10.13 LIMITED LIABILITY. Anything contained herein or in the Note to the contrary notwithstanding, the sole and only recourse of the Bank and any other holder of the Note as against the Borrower for the payment of the obligations hereunder and under the Note shall be to (i) the Collateral, (ii) contributions made to the Plan and the Trust by sponsoring employers to enable the Borrower to meet its obligations hereunder and under the Note, and (iii) earnings attributable to the Collateral and to the investment of sponsoring employer contributions as aforesaid. The foregoing limitations shall not affect the rights of the Bank, which are unconditional and absolute, to declare the indebtedness evidenced by the Note to be immediately due and payable upon the occurrence of any Event of Default or to proceed against any Guarantor or the Collateral.

     Upon your acceptance hereof in the manner hereinafter set forth, this Agreement shall constitute a contract between us for the uses and purposes hereinabove set forth.

     Dated as of this      23      day of June, 1998.
                     --------------
                                       Dennis D. Wilson and James A.
                                       Jalovec and their successors in
                                       trust, not individually but solely
                                       as trustees under that certain
                                       Aasche Transportation Services, Inc.
                                       Employees' Stock Ownership Trust
                                       dated effective as of September 22,
                                       1994 between the undersigned and
                                       Aasche Transportation Services, Inc.


                                       /s/ Dennis D. Wilson
                                       -----------------------------------------
                                       Dennis D. Wilson, as Trustee as aforesaid


                                       /s/ James A. Jalovec
                                       -----------------------------------------
                                       James A. Jalovec, as Trustee as aforesaid

Accepted and Agreed to at Chicago, Illinois as of the date last above written.

AMERICAN NATIONAL BANK
AND TRUST COMPANY OF CHICAGO


By: /s/ Steven B. Towne
   ---------------------------
   Its: Vice President

                                  EXHIBIT A

                               PROMISSORY NOTE


                                                               Chicago, Illinois
$191,690.47                                                    June [____], 1998


     FOR VALUE RECEIVED, the undersigned, Dennis D. Wilson and James A. Jalovec, not individually but solely as trustees under that certain AASCHE TRANSPORTATION SERVICES, INC. EMPLOYEES' STOCK OWNERSHIP TRUST (the "Borrower") promises to pay to the order of AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO (the "Bank") at its office at 33 North LaSalle Street, Chicago, Illinois, the principal sum of ONE HUNDRED NINETY-ONE THOUSAND SIX HUNDRED NINETY AND 47/100 DOLLARS ($191,690.47) or, if less, the aggregate principal amount of the Loan made to the Borrower under Section 1.1 of the Loan and Security Agreement hereinafter referred to on April 30, 2000, the final maturity hereof.

     The Borrower promises to pay interest (computed on the basis of a year of 360 days for the actual number of days elapsed) at said office on the balance of principal from time to time remaining outstanding and unpaid hereon at the times and rates and in the manner specified in the Loan and Security Agreement referred to below.

     The Bank shall record on its books and records or, at its option, on a schedule to the Note, the principal amount of the Loan disbursed by the Bank, any payment of principal and the principal balance from time to time outstanding, provided that prior to the transfer of this Note all such amounts shall be recorded on a schedule to this Note. The record thereof, whether shown on such books and records or on a schedule to this Note, shall be prima facie evidence in any action or proceeding instituted to collect or enforce collection of this Note of the principal amount remaining unpaid hereon.

     This Note is issued under the terms and provisions of that certain Loan and Security Agreement dated as of the date of this Note, between the Borrower and the Bank (the "Loan and Security Agreement"), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein to which Loan and Security Agreement reference is hereby made for a statement thereof.

     This Note may be declared due prior to its express maturity and voluntary prepayments may be made hereon and the interest rates applicable to this Note may be automatically changed and adjusted, all in the events, on the terms, and in the manner as provided in the Loan and Security Agreement.

     Recourse for the payment of this Note has been limited by the provisions of the Loan and Security Agreement and this Note is expressly made subject to such provisions. This Note shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts of laws. The Borrower hereby waives presentment for payment and demand.

                                       Dennis D. Wilson and James A.
                                       Jalovec and their successors in
                                       trust, not individually but solely
                                       as trustees under that certain
                                       Aasche Transportation Services, Inc.
                                       Employees' Stock Ownership Trust
                                       dated effective as of September 22,
                                       1994 between the undersigned and
                                       Aasche Transportation Services, Inc.



                                       -----------------------------------------
                                       Dennis D. Wilson, as Trustee as aforesaid



                                       -----------------------------------------
                                       James A. Jalovec, as Trustee as aforesaid


                                     A-2